Exhibit 10.1

TERMINATION AGREEMENT OF THE SHARES SUBSCRIPTION AGREEMENT DATED 11 SEPTEMBER 2013

dated

      1 AUGUST 2014

between
ASIA SIXTH ENERGY RESOURCES LIMITED
The Company

and

THE SIXTH ENERGY LIMITED
Sixth Energy

and

PACIFIC ENERGY DEVELOPMENT CORP.
PEDCO

Termination Agreement of the Shares Subscription Agreement dated 11 September 2013

This Agreement is dated 1 August 2014

Between

(1)
Asia Sixth Energy Resources Limited, a company incorporated under the laws of the British Virgin Islands and having its registered office at Kingston Chambers, P.O. Box 173, Road Town, Tortola, British Virgin Islands (the “Company”);

(2)
The Sixth Energy Limited, a company incorporated under the laws of the British Virgin Islands and having its registered office at Kingston Chambers, PO Box 173, Road Town, Tortola, British Virgin Islands (“Sixth Energy”); and

(3)
Pacific Energy Development Corp., a company incorporated under the laws of the State of Nevada and having its registered office at 4125, Blackhawk Plaza Circle, Suite 201, Danville, CA 94506, the United States of America (“PEDCO”).

The Company, Sixth Energy and PEDCO are hereinafter referred to collectively as the “Parties” and each individually as a “Party”).

Recitals

A.
The Parties entered into a shares subscription agreement dated 11 September 2013 ("Original Agreement") pursuant to which PEDCO agreed to acquire from the Company and the Company agreed to issue to PEDCO, on the terms and subject to the conditions contained in the Original Agreement, 17,382 Shares, representing 51% of the total issued and outstanding share capital of the Company at Completion (such term as defined in the Original Agreement).

B.
In accordance with the Original Agreement, PEDCO has paid to the Company the Initial Subscription Price, being an amount equal to United States Dollars Ten Million (US$10,000,000), the receipt of which is acknowledged by the Company.

C.
The Company and PEDCO, amongst others, entered into an agreement for the purchase of shares of Aral Petroleum Capital LLP and shares and debt of Groenzee B.V. on the date of this agreement (“Caspian SPA”), pursuant to which, among other things, PEDCO and RJ Credit, LLC (“RJ Credit”) will subscribe for shares in Caspian Energy Inc. (“CEI”).  It is a covenant under the Caspian SPA that PEDCO and the Company will take all necessary steps to terminate the Original Agreement as soon as reasonably possible after the date of the Caspian SPA.

D.	The Parties have agreed to terminate the Original Agreement on the terms set out in this Agreement.

1.	Definitions and Interpretation

1.1	Unless otherwise specified, words and expressions defined in the Original Agreement shall have the same meanings when used in this Agreement.

1.2
Unless the context otherwise requires, references in this Agreement to Recital(s), Clause(s) and the Annexure are to recital(s) and clause(s) in and the annexure(s) to this Agreement.  The Recitals and Annexures to this Agreement shall form part of this Agreement.

1.3	This Agreement may be translated into one or more languages other than English. In the event of any inconsistency or contradiction between the texts, this English text shall prevail.

2.	Termination of the Original Agreement

2.1
In consideration of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties agree to terminate, with effect from the date of this Agreement, the Original Agreement, including all rights, powers, authorities, obligations and liabilities arising under the Original Agreement, save as expressly provided in this Agreement.

3.	Release and Discharge

3.1
Save as expressly provided in this Agreement, each Party hereby irrevocably and unconditionally releases and discharges the other from any and all obligations, liabilities, losses, damages, demands, claims, suits or actions of whatsoever nature arising from or in any way relating to the Original Agreement; PROVIDED that nothing in this Agreement shall release, discharge or otherwise affect any obligation, liability, loss, damage, demand, claim, suit or action to the extent that it arises from or in any way relates to:

(a)	the respective rights, powers, authorities, obligations and liabilities of the Parties accrued prior to the termination of the Original Agreement under Clause 2; or

(b)	clause 9 (Announcements and Confidentiality) of the Original Agreement.

4.	Refund of the Initial Subscription Price

4.1
The Company acknowledges that PEDCO has paid the Initial Subscription Price in the amount of United States Dollars Ten Million (US$10,000,000) to the Company pursuant to clause 3.2 of the Original Agreement.

4.2
The Company agrees to refund the Initial Subscription Price in the amount of United States Dollars Ten Million (US$10,000,000) to PEDCO by issuing (i) to PEDCO a promissory note in the form as annexed in Annexure 1 in the amount of United States Dollars Five Million (US$5,000,000) (“PEDCO Promissory Note”) and (ii) at the direction of PEDCO, to RJ Credit, a promissory note in the form as annexed in Annexure 2 in the amount of United States Dollars Five Million (US$5,000,000) (“RJ Credit Promissory Note”). Each of PEDCO and RJ Credit shall satisfy the payment of its respective portion of the Subscription Price (such term as defined in the Caspian SPA) by delivering and assigning, respectively, the PEDCO Promissory Note and the RJ Credit Promissory Note to CEI at the Closing (such term as defined in the Caspian SPA).

5.	Withdrawal of application for MOG Consent and consent from the competition agency

The Parties shall as soon as practicable after the signing of this Agreement withdraw the application for the MOG Consent and the application to the Agency of the Republic of Kazakhstan for the Protection of Competition for its consent of the acquisition by PEDCO of the Subscription Shares from the Company in accordance with Article 50 of the Law No. 112-IV of the Republic of Kazakhstan “On Competition” dated 25 December 2008.  The Parties shall, with reasonable diligence, do and procure all such things and provide all such reasonable assurances as may be required to assist with such withdrawal, including executing or providing such further documents or instruments as may be reasonably necessary or desirable to effect the purpose of this Clause 5.

6.	Announcements and Confidentiality

6.1	Announcements

No announcement, press release or circular in connection with the existence or the subject matter of this Agreement shall be made or issued by or on behalf of a Party without prior consent of the other Parties (such consent not to be unreasonably withheld or delayed). The provisions of this Clause 6.1 shall not prevent, or require consent for, a public disclosure or communication which the party making such disclosure or communication is specifically required to make pursuant to applicable law, rule or regulation (upon advice of counsel), provided that to the extent permissible under law and practicable under the relevant circumstances (including not causing any delay), the Party required to make the disclosure or communication shall consult with the other Parties prior to making the disclosure or communication.

6.2	Confidentiality

From the date of this Agreement and thereafter, without a limit in time, each Party shall maintain secrecy and confidentiality of, and not use or disclose to any third party or Person, any Confidential Information, provided, however, that the forgoing shall not prohibit disclosure or use of any information if and to the extent that:

(a)
the disclosure or use is required by law, any regulatory body or the rules and/or regulations of any relevant stock exchange, including any disclosure or use in an announcement, press release or circular required to be made or issued pursuant to Clause 6.1;

(b)
the disclosure or use is required for the purpose of any judicial or regulatory proceedings arising out of this Agreement or any other agreement entered into under or pursuant to this Agreement or the disclosure is reasonably required to be made to a taxation authority in connection with the taxation affairs of the disclosing Party;

(c)
the disclosure is made to employees, directors, officers, agents, Affiliates, fund investors and professional advisors, including financial advisors, lenders, consultants, accountants and legal counsel, of a Party on terms that such employees, directors, officers, agents, Affiliates, fund investors, lenders and professional advisors undertake to comply with the provisions of this Clause 6 in respect of such information as if they were a party to this Agreement; or

(d)	the other Parties have given prior written approval to the disclosure or use.

6.3	Exceptions to Confidentiality

The obligation to keep the information confidential shall not apply to Confidential Information that:

(a)	can be shown by the disclosing Party to the reasonable satisfaction of the other Parties is already known to the disclosing Party independently and prior to its transfer by the disclosing party;

(b)
on, before or after the date of this Agreement is in or enters the public domain prior to its disclosure by the receiving party or thereafter enters the public domain not due to any violation of the obligation of confidentiality by the receiving party; or

(c)
on, before or after the date of this Agreement is lawfully received from a third party source, which source was not, and could not reasonably have been (given the inquiry that should have been made), known by the disclosing Party, to be in breach of an obligation to any other Party not to disclose such Confidential Information.

7.	Notice

All notices, communications and demands of any kind which a Party may be required or desire to serve upon the other Parties under the terms of this Agreement shall be in writing and shall be deemed to have been effectively given if written in English and served by personal service, registered mail, courier, fax or e-mail at the addresses set out below or at such other address as may be designated by a Party by a written notice given in conformity with this Agreement. Notices shall be deemed delivered, in the case of registered mail, personal service and courier, on the date of actual delivery as evidenced by delivery receipt. Notices may be delivered by fax or e-mail and shall be deemed delivered upon the date of confirmation of delivery as received by means of transmitting fax machine transmission confirmation print-out or reply e-mail from the recipient acknowledging receipt.

If to the Company:
Address: Attention: Fax: Email:	1201 Block B3, Sunshine Plaza, 68 Anli Road, Chaoyang District Beijing, the PRC Mr. Zhao Wei 86 10 6498 4436 lancezhao@asiasixthenergy.com
If to Sixth Energy:
Address: Attention: Fax: Email:	1201 Block B3, Sunshine Plaza, 68 Anli Road, Chaoyang District Beijing, the PRC Mr. Zhao Wei 86 10 6498 4436 lancezhao@asiasixthenergy.com
If to PEDCO:
Address:	4125 Blackhawk Plaza Circle
Suite 201
Danville, CA 94506
United States of America
Attention:	CEO and General Counsel
Fax:	(925) 403-0703
Email:	ingriselli@pacificenergydevelopment.com and
cmoore@pacificenergydevelopment.com

8.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of England and Wales without reference to the choice of law principles thereof.

9.	Dispute Resolution

9.1	Amicable Settlement

All Disputes between the Parties arising out of or relating to or in connection with this Agreement, including the performance or non-performance of the obligations set out herein shall, so far as is possible, be settled amicably between the Parties within thirty (30) calendar days after written notice of such Dispute has been given by one Party to the other Party.

9.2	Arbitration Procedure

Any Dispute that is not resolved by the Parties pursuant to Clause 9.1, shall be finally resolved by arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce, in force at the time when the request for arbitration by a Party is served in accordance with the said rules (“ICC Rules”). There shall be three (3) arbitrators appointed in accordance with the ICC Rules. The place of the arbitration shall be San Francisco, California in the event the Company or Sixth Energy is the moving party, or Hong Kong, if PEDCO is the moving party. If the place of arbitration is San Francisco, the successful party in any court proceedings in support of the arbitral process shall be entitled to their legal costs.  The language of the arbitration shall be English. The arbitration agreement shall be governed by English law.

9.3	Provisional or Interim Relief

By agreeing to arbitration, the Parties do not intend to deprive any court of competent jurisdiction of its ability to issue any form of provisional remedy, including a preliminary remedy in aid of arbitration, or order any interim injunction. A request for such provisional remedy or interim injunction by the parties to a court shall not be deemed a waiver of this Agreement to submit to arbitration.

9.4	Continued Performance during Arbitration

During the period of submission to arbitration and thereafter until the granting of the arbitral award, the Parties shall, except in the event of termination, continue to perform all their obligations under this Agreement without prejudice to a final adjustment in accordance with the said award.

10.	Miscellaneous

10.1	Fees and Expenses

Each Party shall pay its own costs and expenses (including the fees and expenses of its agents, representatives, advisors, counsel and accountants) necessary for the negotiation, preparation, execution, delivery, performance of and compliance with this Agreement.

10.2	Successors and Assigns

This Agreement has been made solely for the benefit of the Parties and their respective successors, personal representatives, heirs and estates and permitted assigns and nothing herein is intended to confer any rights or remedies under or by reason of this Agreement to any other Person.

10.3	Assignment

The provisions of this Agreement shall be binding upon and accrue to the benefit of the Parties and their respective successors and permitted assigns. Notwithstanding the foregoing, neither Party shall be entitled to assign, grant any security interest over, declare a trust or otherwise transfer the benefit or burden of any provision of this Agreement without the prior written consent of the other Party. Any assignment or transfer in violation of this Clause shall have no legal force or effect.

10.4	Entire Agreement

This Agreement contains the entire understanding and agreement between the Parties with respect to the subject matter hereof and supersede and cancel all prior oral and written agreements or representations, if any, among the Parties or any of them relating to the subject matter thereof.

10.5	Further Assurances

The Parties shall, with reasonable diligence, do and procure all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by this Agreement, and each Party shall provide such further documents or instruments required by any other Party as may be reasonably necessary or desirable to effect the purpose of this Agreement and carry out its provisions.

10.6	Amendments and Waivers

All amendments and other modifications hereof or waivers of the observance of any term hereof (either generally or in a particular instance and either retroactively or prospectively) shall be in writing and signed by each of the Parties.

10.7	No Waiver

The failure of a Party at any time to require observance or performance by any other Parties of any of the provisions of this Agreement shall in no way affect the Party’s right to require such observance or performance at any time thereafter, nor shall the waiver by any Party of a breach of any provision hereof be taken or held to be a waiver of any succeeding breach of such provision. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies otherwise provided by law.

10.8	Severability

The invalidity, in whole or in part, of any of the provisions of this Agreement shall not affect the validity of the remainder of this Agreement. If any provision of this Agreement is found by a court of competent jurisdiction or duly appointed arbitral tribunal to be unenforceable, it shall, to the extent possible, be modified in such manner as to be enforceable, but so as to most nearly retain the intent of the Parties, and if such modification is not possible, that provision shall be served and, in either case, the remainder of this Agreement shall continue in full force and effect.

10.9	Release and Indulgence

Any liability to any Party may in whole or in part be released, compounded or compromised or time or indulgence given by any other Party in writing in their absolute discretion, as regards any of the Parties under such liability without in any way prejudicing or affecting their rights against any other Party or Parties under the same or a like liability whether joint and several or otherwise.

10.10	Third Party Rights

No Person who is not a party to this Agreement (including any employee, officer, agent, representative or subcontractor of a Party) shall have the right (whether under the Contracts (Rights of Third Parties) Act 1999 or otherwise) to enforce any term of this Agreement which expressly or by implication confers a benefit on that person without the express prior agreement in writing by the Parties.

10.11	Counterparts

This Agreement may be signed in any number of counterparts, each of which is an original and all of which, taken together, constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile signature and in any number of counterparts, each of which shall be deemed an original and all of which, taken together, constitute one and the same instruments.

The remainder of this page is intentionally left blank.

IN WITNESS whereof this Agreement has been executed by the Parties on the date first above written.

SIGNED for and on behalf of	)
Asia Sixth Energy Resources Limited	)
by	)	/s/ Zhao Wei
its director/authorized representative	)
in the presence of : /s/ Ling Ling Ng	)

SIGNED for and on behalf of	)
The Sixth Energy Limited	)
by	)	/s/ Zhao Wei
its director/authorized representative	)
in the presence of : /s/ Ling Ling Ng	)

SIGNED for and on behalf of	)
Pacific Energy Development Corp.	)
by	)	/s/ Clark Moore
its director/authorized representative	)
in the presence of : /s/ Valentina Babichev	)

Annexure 1

The form of the PEDCO Promissory Note

PROMISSORY NOTE

Principal Amount: US$5,000,000

Hong Kong

Date: __________________

FOR VALUE RECEIVED We, ASIA SIXTH ENERGY RESOURCES LIMITED, a company with limited liability under the laws of the British Virgin Islands, having its registered address at Kingston Chambers, P.O. Box 173, Road Town, Tortola, British Virgin Islands (“Asia Sixth”), hereby unconditionally and irrevocably promise to pay to PACIFIC ENERGY DEVELOPMENT CORP., a company existing under the laws of the State of Nevada, United States of America, having its address at 4125 Blackhawk Plaza Circle, Suite 201, Danville, CA 94506, United States of America (the “Beneficiary” which term shall include its successors, transferees and assigns) or to its order the principal sum of US$5,000,000 (United States Dollars Five Million) and such amount as represents interest on the said principal sum from the Maturity Date (such term as defined below) until such principal sum shall be paid in full.

The outstanding principal balance of this promissory note shall be due and payable upon the termination of the Caspian SPA (such term as defined below) (the “Maturity Date”).  In the event that the outstanding principal amount due under this promissory note is not paid on or before the Maturity Date, interest on the said principal amount shall accrue daily, in arrears, at an annual rate of 10%, to be compounded annually, and shall be payable on the first business day of each month, commencing from the first business day of the first month following the Maturity Date.

All sums payable under this promissory note shall be paid in full in United States dollars in immediately available funds without set-off or counterclaim for any reason whatsoever and without deduction of or withholding for or on account of any present or future taxes duties levies imposts or charges of any nature whatsoever, except to the extent that any such deduction or withholding is required to be made under the laws of Hong Kong Special Administrative Region of the People's Republic of China (“Hong Kong”).

Each maker, endorser and guarantor of this promissory note hereby waives presentment for payment, notice of dishonour, protest and notice of protest.

The Beneficiary may freely transfer and/or assign all or any part of this promissory note and the rights, interest and benefit of the Beneficiary hereunder to any person. For the avoidance of doubt, any subsequent assignee may also freely transfer and/or assign all or any part of the promissory note and the rights, interest and benefit of the said assignee to any person.

Asia Sixth confirms and acknowledges that Asia Sixth and the Beneficiary, amongst others, entered into an agreement (“Caspian SPA”) on the date of this promissory note, under which each of Asia Sixth and the Beneficiary will subscribe for shares in Caspian Energy Inc. (“CEI”), and CEI shall allot and issue such shares at the closing of the Caspian SPA.

(a)
Asia Sixth hereby agrees and undertakes to the Beneficiary that with effect from the date hereof, the Beneficiary shall hold a first priority lien and security interest in, to and under all of the assets of Asia Sixth (the “Collateral”), including, but not limited to, Asia Sixth’s ownership interest in all of its Subsidiaries, including Groenzee, and any dividends, proceeds from any disposal or sale of any shares of or assets in Asia Sixth or any Subsidiary thereof (including Groenzee and Aral), in each case payable to Asia Sixth or Groenzee, and any monies raised through debt financings, it being acknowledged by the Beneficiary that the creation of any Collateral over Asia Sixth’s indirect or indirect ownership interest in Aral is subject to obtaining the prior written consent and/or waiver of Caspian and relevant consent from the MOG.

Notwithstanding the foregoing, the Beneficiary consents to all of the transactions contemplated under the Caspian SPA, including the transfer of (i) the Asia Sixth Aral Interests; (ii) the Groenzee Shares; and (iii) the Purchased Debt; as well as the borrowing of the loan by Aral, the creation of the Collateral over all the Aral Interests and the subordination of all other existing loans owed by Aral as contemplated under the Aral Financing Documents, in each case in accordance with the Caspian SPA, PROVIDED THAT, prior to the closing of the Caspian SPA, Asia Sixth covenants and agrees not to (a) transfer (i) the Asia Sixth Aral Interests; (ii) the Groenzee Shares; and (iii) the Purchased Debt to any Person other than to CEI in accordance with the terms of the Caspian SPA; or (b) create any Collateral over any of the (i) the Asia Sixth Aral Interests; (ii) the Groenzee Shares; and (iii) the Purchased Debt in favor of any Person other than in accordance with the terms of the Caspian SPA.

The Beneficiary further covenants with Asia Sixth that, subject to the fulfillment of the conditions to the closing of the Caspian SPA under Sections 6.1, 6.2 and 6.3 thereof, it releases and discharges Asia Sixth from any and all Collateral over assets of Asia Sixth, including any Collateral over (i) the Asia Sixth Aral Interests; (ii) the Groenzee Shares; and (iii) the Purchased Debt, in each case immediately prior to the closing of the Caspian SPA.

(b)
At the written request of the Beneficiary, upon the termination of the Caspian SPA, Asia Sixth will join with the Beneficiary in executing one or more financing statements pursuant to applicable law in a form reasonably satisfactory to the Beneficiary and Asia Sixth (collectively the “Financing Statements” and each a “Financing Statement”), it being acknowledged by the Beneficiary that the execution of a Financing Statement by Asia Sixth shall be subject to the obtaining of necessary approval, consent, waiver of any Person (including any Governmental Authority) in accordance with applicable laws and/or contractual commitments binding on Asia Sixth.  Subject to the foregoing, Asia Sixth hereby authorizes the Beneficiary to file a Financing Statement signed only by the Beneficiary in all places where necessary to perfect the Beneficiary’s security interest in the Collateral in all jurisdictions where such authorization is permitted by applicable law. Without limiting the foregoing Asia Sixth agrees that whenever applicable law requires Asia Sixth to sign a Financing Statement for filing purposes, Asia Sixth hereby appoints the Beneficiary or any of the Beneficiary’s representatives as Asia Sixth’s attorney and agent, with full power of substitution, to sign or endorse Asia Sixth’s name on any Financing Statement or other document necessary to give effect to the above and authorizes the Beneficiary to file a Financing Statement in all places where necessary to perfect the Beneficiary’s security interest in the Collateral; and Asia Sixth ratifies all acts of the Beneficiary and said representatives. A carbon, photographic or other reproduction of this promissory note or of a Financing Statement is sufficient as a Financing Statement. Upon full payment of all obligations under this promissory note, the lien or charge created hereby or resulting herefrom, shall automatically cease to exist and the Beneficiary shall file all termination statements and take all actions necessary to accomplish this purpose as may be reasonably requested by Asia Sixth.

(c)
Sixth Energy agrees that all obligations to repay or otherwise satisfy debt, other monies, chattel or equity interests due and owing by Asia Sixth to Sixth Energy, as the date of, or maturing after, the termination of this promissory note, including, but not limited to, pursuant to the Existing Shareholder Loan Agreement, as amended or superseded to date, shall be expressly subordinated to Asia Sixth’s obligation to refund the full amount of the Initial Subscription Price to the Beneficiary hereunder, and that until Asia Sixth has fully satisfied its obligation to refund the full amount of the Initial Subscription Price to the Beneficiary as required hereunder, nothing of value shall be paid, issued, delivered or otherwise transferred to Sixth Energy.  Notwithstanding the foregoing, the Beneficiary acknowledges and agrees that subject to, and simultaneously with the closing of the Caspian SPA, Asia Sixth will cause certain number of the Common Shares and Asia Sixth Consideration Options to be issued to Sixth Energy and setting-off against a corresponding amount of indebtedness owing by Asia Sixth to Sixth Energy.

This promissory note and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of Hong Kong, and we hereby irrevocably submit to the non-exclusive jurisdiction of the courts of Hong Kong.

In this promissory note,

“Aral” means Aral Petroleum Capital Limited Liability Partnership, a legal entity established under the laws of Kazakhstan, having state registration certificate No. 65245-1910- TOO (ИУ) issued by the Justice Department of the City of Almaty of the Ministry of Justice of Kazakhstan on 25 August 2004 and with its registered address at 77 Dzhambul Street, Almaty, 050012, Kazakhstan.

“Aral Financing Documents” has the meaning given to it in the Caspian SPA.

“Aral Interests” has the meaning given to it in the Caspian SPA.

“Asia Sixth Aral Interests” has the meaning given to it in the Caspian SPA.

“Asia Sixth Consideration Options” has the meaning given to it in the Caspian SPA.

“Caspian” means Caspian Energy Ltd., a company established under the laws of the province of Ontario, Canada, registration No. 001632538, located at 2100 Scotia Plaza, 40 King Street West, Toronto, Ontario, Canada, M5H 3C2.

“Common Shares” has the meaning given to it in the Caspian SPA.

“Existing Shareholder Loan Agreement” means the shareholder loan agreement dated 28 December 2011 between The Sixth Energy Limited (as lender) and the Company (as borrower).

“Governmental Authority” means any national or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, juridical, public, regulatory, legislative or statutory instrumentality, authority, body, agency, department, bureau or entity (including any zoning authority or any comparable authority).

“Groenzee” means Groenzee B.V., a private company with limited liability, governed by Dutch law, with corporate seat in Amsterdam, the Netherlands, registered with the Dutch Trade Register under number 27237041.

“Groenzee Shares” has the meaning given to it in the Caspian SPA.

“Initial Subscription Price” has the meaning given to it in the Original Agreement.

“MOG” means the Ministry of Oil and Gas of the Republic of Kazakhstan.

“Person” means any individual, partnership, joint venture, joint stock company, company, corporation, trust, estate, juridical entity, firm, association (whether a body corporate or an unincorporated association of Persons), statutory body, unincorporated organisation, or Governmental Authority or any other entity whether acting in an individual, fiduciary or other capacity.

“Purchased Debt” has the meaning given to it in the Caspian SPA.

“Sixth Energy” means The Sixth Energy Limited, a company incorporated under the laws of the British Virgin Islands and having its registered office at Kingston Chambers, PO Box 173, Road Town, Tortola, British Virgin Islands.

“Subsidiary” means, with respect to any Person: (a) any company or corporation more than 50% of whose shares of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such company or corporation (irrespectively of whether or not at the time shares of any class or classes of such company or corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through one or more Subsidiaries of such Person; and (b) any partnership, association, joint venture or other entity in which such Person directly or indirectly through one or more Subsidiaries of such Person has more than a 50% equity interest.

In witness whereof this Deed has been executed by us and is intended to be and is hereby delivered on the day and year first above written.

SIGNED by Mr. Zhao Wei	)
as a Deed and SEALED AND DELIVERED	)
as a Deed by	)
Asia Sixth Energy Resources Limited	)
in the presence of :	)	______________________
Signatory

Signature of witness:
Name:
Address:
Occupation:

Form of Notice of Assignment of Promissory Note

To:           Asia Sixth Energy Resources Limited

We, PACIFIC ENERGY DEVELOPMENT CORP., a company existing under the laws of the State of Nevada, United States of America, having its address at 4125 Blackhawk Plaza Circle, Suite 201, Danville, CA 94506, United States of America, (the “Assignor”); CASPIAN ENERGY INC., a corporation existing under the laws of Ontario, Canada (the “Assignee”) hereby confirm and give you notice that the Assignor has assigned absolutely to and in favour of the Assignee, and the Assignee has agreed to assume on the date hereof, all of the Assignor’s right, title and interest in the debt owing by you to the Assignor in the principal amount of US$5,000,000 (the “Assigned Amount”) on the terms and conditions of the promissory note issued by you to the Assignor on _______________ 2014 for the total principal amount of US$5,000,000, and the full right, title and benefit attaching thereto.

The Assignor hereby irrevocably advises you that, with effect from the receipt of this Notice, you shall pay to the Assignee or as the Assignee may from time to time direct in writing (whose receipt therefor shall be full and proper discharge) all payments in respect of the Assigned Amount due by you.  The Assignor further irrevocably authorises and instructs you to act in accordance with the directions and instructions of the Assignee from time to time in relation thereto and the Assignee has irrevocably entrusted with all rights and benefits hitherto exercisable by the Assignor in respect of the Assigned Amount. For the avoidance of doubt, the Assignee may freely transfer and/or assign all or any part of its right in relation to the Assigned Amount to any person and a separate notice will be served to you. Please acknowledge receipt of this Notice by signing, dating and returning the enclosed copy of this Notice to the Assignee, whose address is set out above.

Dated this ____ day of _________.

For and on behalf of Pacific Energy Development Corp.
By:
Name:
Title:

For and on behalf of Caspian Energy Inc.
By:
Name:
Title:

Received on ________________________ by:

For and on behalf of
Asia Sixth Energy Resources Limited
By:
Name:
Title:

Annexure 2

The form of the RJ Credit Promissory Note

PROMISSORY NOTE

Principal Amount: US$5,000,000

Hong Kong

Date: __________________

FOR VALUE RECEIVED We, ASIA SIXTH ENERGY RESOURCES LIMITED, a company with limited liability under the laws of the British Virgin Islands, having its registered address at Kingston Chambers, P.O. Box 173, Road Town, Tortola, British Virgin Islands, hereby unconditionally and irrevocably promise to pay to RJ CREDIT, LLC, a company existing under the laws of the State of Delaware, United States of America, having its address at 152 West 57th Street, 4th Floor, New York, New York 10019 (the “Beneficiary” which term shall include its successors, transferees and assigns) or to its order the principal sum of US$5,000,000 (United States Dollars Five Million) and such amount as represents interest on the said principal sum from the Maturity Date (such term as defined below) until such principal sum shall be paid in full.

The outstanding principal balance of this promissory note shall be due and payable upon the termination of the Caspian SPA (such term as defined below) (the “Maturity Date”).  In the event that the outstanding principal amount due under this promissory note is not paid on or before the Maturity Date, interest on the said principal amount shall accrue daily, in arrears, at an annual rate of 10%, to be compounded annually, and shall be payable on the first business day of each month, commencing from the first business day of the first month following the Maturity Date.

All sums payable under this promissory note shall be paid in full in United States dollars in immediately available funds without set-off or counterclaim for any reason whatsoever and without deduction of or withholding for or on account of any present or future taxes duties levies imposts or charges of any nature whatsoever, except to the extent that any such deduction or withholding is required to be made under the laws of Hong Kong Special Administrative Region of the People's Republic of China (“Hong Kong”).

Each maker, endorser and guarantor of this promissory note hereby waives presentment for payment, notice of dishonour, protest and notice of protest.

The Beneficiary may freely transfer and/or assign all or any part of this promissory note and the rights, interest and benefit of the Beneficiary hereunder to any person. For the avoidance of doubt, any subsequent assignee may also freely transfer and/or assign all or any part of the promissory note and the rights, interest and benefit of the said assignee to any person.

Asia Sixth confirms and acknowledges that Asia Sixth and the Beneficiary, amongst others, entered into an agreement (“Caspian SPA”) on the date of this promissory note, under which each of Asia Sixth and the Beneficiary will subscribe for shares in Caspian Energy Inc. (“CEI”), and CEI shall allot and issue such shares at the closing of the Caspian SPA.

(a)
Asia Sixth hereby agrees and undertakes to the Beneficiary that with effect from the date hereof, the Beneficiary shall hold a first priority lien and security interest in, to and under all of the assets of Asia Sixth (the “Collateral”), including, but not limited to, Asia Sixth’s ownership interest in all of its Subsidiaries, including Groenzee, and any dividends, proceeds from any disposal or sale of any shares of or assets in Asia Sixth or any Subsidiary thereof (including Groenzee and Aral), in each case payable to Asia Sixth or Groenzee, and any monies raised through debt financings, it being acknowledged by the Beneficiary that the creation of any Collateral over Asia Sixth’s indirect or indirect ownership interest in Aral is subject to obtaining the prior written consent and/or waiver of Caspian and relevant consent from the MOG.

Notwithstanding the foregoing, the Beneficiary consents to all of the transactions contemplated under the Caspian SPA, including the transfer of (i) the Asia Sixth Aral Interests; (ii) the Groenzee Shares; and (iii) the Purchased Debt; as well as the borrowing of the loan by Aral, the creation of the Collateral over all the Aral Interests and the subordination of all other existing loans owed by Aral as contemplated under the Aral Financing Documents, in each case in accordance with the Caspian SPA, PROVIDED THAT, prior to the closing of the Caspian SPA, Asia Sixth covenants and agrees not to (a) transfer (i) the Asia Sixth Aral Interests; (ii) the Groenzee Shares; and (iii) the Purchased Debt to any Person other than to CEI in accordance with the terms of the Caspian SPA; or (b) create any Collateral over any of the (i) the Asia Sixth Aral Interests; (ii) the Groenzee Shares; and (iii) the Purchased Debt in favor of any Person other than in accordance with the terms of the Caspian SPA.

The Beneficiary further covenants with Asia Sixth that, subject to the fulfillment of the conditions to the closing of the Caspian SPA under Sections 6.1, 6.2 and 6.3 thereof, it releases and discharges Asia Sixth from any and all Collateral over assets of Asia Sixth, including any Collateral over (i) the Asia Sixth Aral Interests; (ii) the Groenzee Shares; and (iii) the Purchased Debt, in each case immediately prior to the closing of the Caspian SPA.

(b)
At the written request of the Beneficiary, upon the termination of the Caspian SPA, Asia Sixth will join with the Beneficiary in executing one or more financing statements pursuant to applicable law in a form reasonably satisfactory to the Beneficiary and Asia Sixth (collectively the “Financing Statements” and each a “Financing Statement”), it being acknowledged by the Beneficiary that the execution of a Financing Statement by Asia Sixth shall be subject to the obtaining of necessary approval, consent, waiver of any Person (including any Governmental Authority) in accordance with applicable laws and/or contractual commitments binding on Asia Sixth.  Subject to the foregoing, Asia Sixth hereby authorizes the Beneficiary to file a Financing Statement signed only by the Beneficiary in all places where necessary to perfect the Beneficiary’s security interest in the Collateral in all jurisdictions where such authorization is permitted by applicable law. Without limiting the foregoing Asia Sixth agrees that whenever applicable law requires Asia Sixth to sign a Financing Statement for filing purposes, Asia Sixth hereby appoints the Beneficiary or any of the Beneficiary’s representatives as Asia Sixth’s attorney and agent, with full power of substitution, to sign or endorse Asia Sixth’s name on any Financing Statement or other document necessary to give effect to the above and authorizes the Beneficiary to file a Financing Statement in all places where necessary to perfect the Beneficiary’s security interest in the Collateral; and Asia Sixth ratifies all acts of the Beneficiary and said representatives. A carbon, photographic or other reproduction of this promissory note or of a Financing Statement is sufficient as a Financing Statement. Upon full payment of all obligations under this promissory note, the lien or charge created hereby or resulting herefrom, shall automatically cease to exist and the Beneficiary shall file all termination statements and take all actions necessary to accomplish this purpose as may be reasonably requested by Asia Sixth.

(c)
Sixth Energy agrees that all obligations to repay or otherwise satisfy debt, other monies, chattel or equity interests due and owing by Asia Sixth to Sixth Energy, as the date of, or maturing after, the termination of this promissory note, including, but not limited to, pursuant to the Existing Shareholder Loan Agreement, as amended or superseded to date, shall be expressly subordinated to Asia Sixth’s obligation to refund the full amount of the Initial Subscription Price to the Beneficiary hereunder, and that until Asia Sixth has fully satisfied its obligation to refund the full amount of the Initial Subscription Price to the Beneficiary as required hereunder, nothing of value shall be paid, issued, delivered or otherwise transferred to Sixth Energy.  Notwithstanding the foregoing, the Beneficiary acknowledges and agrees that subject to, and simultaneously with the closing of the Caspian SPA, Asia Sixth will cause certain number of the Common Shares and Asia Sixth Consideration Options to be issued to Sixth Energy and setting-off against a corresponding amount of indebtedness owing by Asia Sixth to Sixth Energy.

This promissory note and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of Hong Kong, and we hereby irrevocably submit to the non-exclusive jurisdiction of the courts of Hong Kong.

In this promissory note,

“Aral” means Aral Petroleum Capital Limited Liability Partnership, a legal entity established under the laws of Kazakhstan, having state registration certificate No. 65245-1910- TOO (ИУ) issued by the Justice Department of the City of Almaty of the Ministry of Justice of Kazakhstan on 25 August 2004 and with its registered address at 77 Dzhambul Street, Almaty, 050012, Kazakhstan.

“Aral Financing Documents” has the meaning given to it in the Caspian SPA.

“Aral Interests” has the meaning given to it in the Caspian SPA.

“Asia Sixth Aral Interests” has the meaning given to it in the Caspian SPA.

“Asia Sixth Consideration Options” has the meaning given to it in the Caspian SPA.

“Caspian” means Caspian Energy Ltd., a company established under the laws of the province of Ontario, Canada, registration No. 001632538, located at 2100 Scotia Plaza, 40 King Street West, Toronto, Ontario, Canada, M5H 3C2.

“Common Shares” has the meaning given to it in the Caspian SPA.

“Existing Shareholder Loan Agreement” means the shareholder loan agreement dated 28 December 2011 between The Sixth Energy Limited (as lender) and the Company (as borrower).

“Governmental Authority” means any national or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, juridical, public, regulatory, legislative or statutory instrumentality, authority, body, agency, department, bureau or entity (including any zoning authority or any comparable authority).

“Groenzee” means Groenzee B.V., a private company with limited liability, governed by Dutch law, with corporate seat in Amsterdam, the Netherlands, registered with the Dutch Trade Register under number 27237041.

“Groenzee Shares” has the meaning given to it in the Caspian SPA.

“Initial Subscription Price” has the meaning given to it in the Original Agreement.

“MOG” means the Ministry of Oil and Gas of the Republic of Kazakhstan.

“Person” means any individual, partnership, joint venture, joint stock company, company,

corporation, trust, estate, juridical entity, firm, association (whether a body corporate or an unincorporated association of Persons), statutory body, unincorporated organisation, or Governmental Authority or any other entity whether acting in an individual, fiduciary or other capacity.

“Purchased Debt” has the meaning given to it in the Caspian SPA.

“Sixth Energy” means The Sixth Energy Limited, a company incorporated under the laws of the British Virgin Islands and having its registered office at Kingston Chambers, PO Box 173, Road Town, Tortola, British Virgin Islands.

“Subsidiary” means, with respect to any Person: (a) any company or corporation more than 50% of whose shares of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such company or corporation (irrespectively of whether or not at the time shares of any class or classes of such company or corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through one or more Subsidiaries of such Person; and (b) any partnership, association, joint venture or other entity in which such Person directly or indirectly through one or more Subsidiaries of such Person has more than a 50% equity interest.

In witness whereof this Deed has been executed by us and is intended to be and is hereby delivered on the day and year first above written.

SIGNED by Mr. Zhao Wei	)
as a Deed and SEALED AND DELIVERED	)
as a Deed by	)
Asia Sixth Energy Resources Limited	)
in the presence of :	)	______________________
Signatory

Signature of witness:
Name:
Address:
Occupation:

Form of Notice of Assignment of Promissory Note

To:           Asia Sixth Energy Resources Limited

We, RJ CREDIT, LLC, a company existing under the laws of the State of Delaware, United States of America, having its address at 152 West 57th Street, 4th Floor, New York, New York 10019 (the “Assignor”); CASPIAN ENERGY INC., a corporation existing under the laws of Ontario, Canada ( the “Assignee”) hereby confirm and give you notice that the Assignor has assigned absolutely to and in favour of the Assignee, and the Assignee has agreed to assume on the date hereof, all of the Assignor’s right, title and interest in the debt owing by you to the Assignor in the principal amount of US$5,000,000 (the “Assigned Amount”) on the terms and conditions of the promissory note issued by you to the Assignor on _________________ 2014 for the total principal amount of US$5,000,000, and the full right, title and benefit attaching thereto.

The Assignor hereby irrevocably advises you that, with effect from the receipt of this Notice, you shall pay to the Assignee or as the Assignee may from time to time direct in writing (whose receipt therefor shall be full and proper discharge) all payments in respect of the Assigned Amount due by you.  The Assignor further irrevocably authorises and instructs you to act in accordance with the directions and instructions of the Assignee from time to time in relation thereto and the Assignee has irrevocably entrusted with all rights and benefits hitherto exercisable by the Assignor in respect of the Assigned Amount. For the avoidance of doubt, the Assignee may freely transfer and/or assign all or any part of its right in relation to the Assigned Amount to any person and a separate notice will be served to you. Please acknowledge receipt of this Notice by signing, dating and returning the enclosed copy of this Notice to the Assignee, whose address is set out above.

Dated this ____ day of _________.

For and on behalf of RJ Credit, LLC
By:
Name:
Title:

For and on behalf of Caspian Energy Inc.
By:
Name:
Title:

Received on ________________________ by:

For and on behalf of
Asia Sixth Energy Resources Limited
By:
Name:
Title: